UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2012
Platinum Energy Solutions, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-176566 (Commission File Number)	27-3401355 (I.R.S. Employee Identification Number)

2100 West Loop South, Suite 1601
Houston, Texas 77027
(Address of Principal Executive Offices, including Zip Code)

Registrant's Telephone Number, including Area Code: 713-622-7731
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2012, Justin Brown, Principal Accounting Officer of Platinum Energy Solutions, Inc. (the “Company”), notified the Company that he will resign from the Company effective September 7, 2012 to pursue other professional opportunities. Mr. Brown's resignation was not due to any disagreements with us over accounting policies or practices. The Company is in the process of appointing a successor.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY SOLUTIONS, INC.
Date: August 31, 2012	By:	/s/ JUSTIN W. BROWN
Name: Justin W. Brown
Title: Principal Accounting Officer